EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Hennessy Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Hennessy Funds Trust for the period ended April 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Hennessy Funds Trust for the stated period.

/s/Neil J. Hennessy Neil J. Hennessy President, Hennessy Funds Trust	/s/Teresa M. Nilsen Teresa M. Nilsen Treasurer, Hennessy Funds Trust
Dated: July 9, 2007	Dated: July 9, 2007

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Hennessy Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.